SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  April 29, 1999



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

         Missouri                  1-12619              43-1766315
    (State or other             (Commission          (I.R.S. Employer
    Jurisdiction of             File Number)        Identification No.)
    Incorporation)

           800 Market Street, Suite 2900
                  St. Louis, MO                  63101
             (Address of principal            (Zip  Code)
               executive offices)


                                 (314) 877-7000
              (Registrant's telephone number, including area code)

Item  5.     Other  Events.

In  a  press release dated April 29, 1999, a copy of which is attached hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the registrant announced its results of operation for the period ended March 31, 1999. Also, in a separate press release dated April 29, 1999, a copy of which is attached hereto as Exhibit 99.2 and the text of which is incorporated by reference herein, the registrant announced that it had entered into a new three-year $125,000,000 credit facility.

Item  7.          Financial  Statements  and  Exhibits.

Exhibit  99.1     Press  Release  dated  April  29,  1999

Exhibit  99.2     Press  Release  dated  April  29,  1999




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              RALCORP  HOLDINGS,  INC.
                                            (Registrant)


Date:  April 29, 1999                By:  /s/  T.  G.  Granneman
                                          ----------------------
                                     Duly  Authorized  Signatory  and
                                     Chief  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit
Number          Description
------          -----------


Exhibit  99.1     Press  Release  dated  April  29,  1999

Exhibit  99.2     Press  Release  dated  April  29,  1999